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                                                                 EXHIBIT 32.1

                                  CERTIFICATION

This   certification   is   provided   pursuant   to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2003 of American Insured Mortgage Investors (the "Issuer").

I, Barry S. Blattman, Chairman of the Board and Chief Executive Officer, certify that to the best of my knowledge:

      (i)      the Form 10-Q fully complies with the requirements of section 13
               (a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Issuer.




                                              AMERICAN INSURED
                                              MORTGAGE INVESTORS
                                              (Registrant)

                                              By:      CRIIMI, Inc.
                                                       General Partner



November 13, 2003                            /s/ Barry S. Blattman
------------------                            ------------------------
Date                                          Barry S. Blattman
                                              Chairman of the Board and
                                              Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to the General Partner and will be retained by the General Partner and furnished to the Securities and Exchange Commission or its staff upon request.